Exhibit 10.9

Heller Financial, Inc.
500 West Monroe
Chicago, Illinois 60661

November 15, 2002

The "Borrowers" party to the "Loan Agreement"
referred to below
c/o Recoton Corporation
2950 Lake Emma Road
Lake Mary, Florida 32746
Attention: Arnold Kezsbom

Re:   InterAct Sale Covenant

Dear Mr. Kezsbom:

        Reference is hereby made to that certain Loan Agreement dated as of October 31, 2000 by and among Recoton Corporation, a New York corporation (“Recoton”), InterAct Accessories, Inc., a Delaware corporation (“InterAct”), Recoton Audio Corporation, a Delaware corporation (“Audio”), AAMP of Florida, Inc., a Florida corporation (“AAMP”), Recoton Home Audio, Inc., a California corporation (“RHAI”), Recoton Accessories, Inc., a Delaware corporation (“Recoton Accessories”) and Recoton Mobile Electronics, Inc., a Delaware corporation (“Mobile Electronics”, and together with Recoton, InterAct, Audio, AAMP, RHAI and Recoton Accessories collectively, the “Borrowers”), the Guarantors party thereto, the Lenders party thereto, Heller Financial, Inc., a Delaware corporation, for itself as a Lender and as “Administrative Agent” and “Senior Agent” and General Electric Capital Corporation, a New York corporation for itself as a Lender and as “Collateral Agent” and “Syndication Agent” (the Administrative Agent, Senior Agent, Collateral Agent and Syndication Agent are sometimes referred to herein as the “Agents”) (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement.

        Pursuant to the Borrowers’ request, and conditioned upon the Administrative Agent’s receipt of counterparts of this Letter Agreement executed and delivered by each of the Requisite Lenders, the Borrowers and the Guarantors, the due date for the delivery by the Administrative Borrower to the Administrative Agent of a definitive agreement with respect to the sale of InterAct International, which was originally October 30, 2002 pursuant to clause (iii) of Section 4(f) of Waiver and Amendment No. 6 to the Loan Agreement and was extended to November 15, 2002 pursuant to Section 7 of Amendment No. 14 to the Loan Agreement, is hereby extended to, and shall be delivered on or before, November 27, 2002.

*      *      *

Very truly yours, HELLER FINANCIAL, INC., individually and as Senior Agent and Administrative Agent By: /s/ Hugh Wilder Name: Hugh Wilder Title: Senior Vice President

Agreed and Accepted this 15th day of November, 2002:

BORROWERS:	RECOTON CORPORATION

By: /s/ Arnold Kezsbom
Name:   Arnold Kezsbom
Title:   Executive Vice President - Finance

INTERACT ACCESSORIES, INC. RECOTON AUDIO CORPORATION AAMP OF FLORIDA, INC. RECOTON HOME AUDIO, INC. RECOTON ACCESSORIES, INC. RECOTON MOBILE ELECTRONICS, INC.

By: /s/ Arnold Kezsbom
Name:   Arnold Kezsbom
Title: Vice President

GUARANTORS:	CHRISTIE DESIGN CORPORATION RECOTON INTERNATIONAL HOLDINGS, INC. RECOTON JAPAN, INC. RECONE, INC. RECOTON CANADA LTD. INTERACT CANADA, LTD. INTERACT INTERNATIONAL, INC. INTERACT HOLDINGS, INC. INTERACT TECHNOLOGIES, INC.

By: /s/ Arnold Kezsbom
Name:   Arnold Kezsbom
Title:   Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as Collateral Agent and Syndication Agent

By: /s/ Hugh Wilder
Name:   Hugh Wilder
Title:   Authorized Signatory

THE CIT GROUP / BUSINESS CREDIT, INC.

By: /s/ Vincent Belcastro
Name:   Vincent Belcastro
Title:   Vice President

GUARANTY BUSINESS CREDIT CORPORATION

By: /s/ James E. Casper
Name:   James E. Casper
Title:   Senior Vice President

FOOTHILL CAPITAL CORPORATION

By: /s/ Robert J. Cambora
Name:   Robert J. Cambora
Title:   Senior Vice President

CITIZENS BUSINESS CREDIT

By: /s/ Thomas D. Opie
Name:   Thomas D. Opie
Title:   Vice President

WASHINGTON MUTUAL BANK

By: /s/ Terri K. Lins
Name:   Terri K. Lins
Title:   Vice President

SIEMENS FINANCIAL SERVICES, INC.

By: /s/ Frank Amodio
Name:   Frank Amodio
Title:   Vice President - Credit

GMAC BUSINESS CREDIT LLC

By: /s/ Alexander J. Chobot
Name:   Alexander J. Chobot
Title:   Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Suzanne Geiger
Name:   Suzanne Geiger
Title:   Senior Vice President